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                                                                    EXHIBIT 99.5


                           FIRST AMENDMENT TO SUBLEASE


         THIS FIRST AMENDMENT OF SUBLEASE (the "First Amendment") is dated as of the 9th day of September, 2002, by and between CMGI, INC., a Delaware corporation ("Sublandlord"), and ENGAGE, INC., a Delaware corporation ("Subtenant").

                                 R E C I T A L S

         WHEREAS, pursuant to that certain Lease dated April 12, 1999, by and between Andover Mills Realty Limited Partnership ("Prime Landlord") and Sublandlord, as amended (the "Prime Lease"), a copy of which Prime Lease is attached hereto as EXHIBIT A, Sublandlord leased from Prime Landlord certain premises (the "Original Premises") located in the building commonly known as 100 Brickstone Square, Andover, Massachusetts (the "Building"), which Original Premises are more fully described in the Prime Lease;

         WHEREAS, pursuant to that certain Sublease dated as of November 1, 2000, by and between Sublandlord and Subtenant (the "Sublease"), a copy of which Sublease is attached hereto as EXHIBIT B, Sublandlord presently subleases to Subtenant 103,386 square feet of space located in the Building (the "Subleased Premises");

         WHEREAS, Sublandlord and Subtenant desire to amend the Sublease, as described below in the provisions, covenants and conditions hereinafter set forth; and

         WHEREAS, the Prime Landlord has consented in writing to this First Amendment and the terms hereof as evidenced by the document attached hereto as EXHIBIT C (the "Consent").

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of Ten and 00/100 Dollars ($10.00), the mutual covenants made herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, and in reliance on and in connection with the Consent, the Sublease be and hereby is amended as set forth below; The Sublease shall remain in full force and effect, and is hereby ratified and confirmed by the parties hereto, except as amended herein.

         1. DEFINED TERMS. All terms defined in the Sublease and used herein shall, unless otherwise defined herein, have the meanings ascribed to such terms in the Sublease.

         2. SUBLEASED PREMISES. The Subleased Premises shall be reduced from 103,386 rentable square feet to approximately 36,000 rentable square feet, such space being located on the second floor of the Building and more particularly shown on the floor plan attached hereto as EXHIBIT D.

         3. TERM. Section 2 (TERM) of the Sublease is hereby amended and restated in its entirety as follows:


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                  "The term of this Sublease (the "Sublease Term") shall
                  commence on August __, 2002 (the "Sublease Term Commencement Date") and shall expire on December 31, 2002. The Subtenant shall have the right to extend the Sublease Term for six month period after December 31, 2002, provided that Subtenant delivers written notice to the Sublandlord of such extension on or before November 1, 2002. In the event Subtenant extends the Sublease Term as provided in the foregoing sentence, the Sublease Term shall continue until either party hereto delivers six (6) months prior written notice to the other party whereupon this Sublease shall terminate effective as of the termination date noted in such termination notice."

         4. BASE RENT. Section 4 (Base Rent) of the Sublease is hereby amended and restated in its entirety as follows:

                  "Subtenant shall pay to Sublandlord, in advance, in monthly installments, without withholding, offset or reduction, gross rent at the rate of $14.00 per rentable square foot per year (i.e., $42,000.00 per month) for the period of September 1, 2002 (the "Rent Commencement Date") through the end of the Sublease Term (the "Initial Period Rent"). Notwithstanding the foregoing sentence, in the event Subtenant exercises its right to extend the Sublease Term in accordance with Section 2 above beyond August 31, 2003, the gross rent rate shall increase by 3.5% to $14.42 per rentable square foot per year (i.e., $43,260.00 per month) and by an additional 3.5% on the 1st day of September each year thereafter (the "Extension Period Rent"). Subtenant acknowledges that Sublandlord's payments of monthly rent for the Subleased Premises are paid to the Prime Landlord on the first day of each calendar month and Subtenant therefore covenants and agrees that its payments of monthly rent hereunder shall be paid to Sublandlord by the first day of each month."

         Subtenant shall deliver to Sublandlord upon execution of this Sublease first month's rent for September, 2002 in the amount of $42,000.00.

         5. ADDITIONAL RENT. Section 5 (Additional Rent) of the Sublease is hereby amended and restated in its entirety as follows:

         "Subtenant acknowledges that pursuant to the Prime Lease, Sublandlord is obligated to pay to Prime Landlord, as additional rent, taxes, operating costs and parking rent each calendar year. Subtenant shall pay to Sublandlord with its monthly payment of monthly rent (or, if so directed by Sublandlord, within 10 days of Subtenant's receipt of an invoice therefor), $6.35 per rentable square foot per year (i.e., $19,050.00 per month). The amounts paid by Subtenant under this Section 5 shall be subject to the adjustments described in Article 9 of the Prime Lease."

         6. SUBJECT TO PRIME LEASE. The Lease shall remain in full force and effect in all respects, except to the extent it is amended hereby. Notwithstanding anything to the contrary herein, this Sublease shall terminate and be of no further force and effect upon termination of the Prime Lease for any reason, without liability to Sublandlord whatsoever. In addition, under no circumstances shall Sublandlord be liable for failure to perform any obligation hereunder if said obligation is an obligation of Prime Landlord under the Prime Lease and Sublandlord is using

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diligent efforts to enforce its rights under the Prime Lease (after written notice from Subtenant setting forth with reasonable detail the nature of Prime Landlord's non-performance).

         7. SUBTENANT IMPROVEMENT COSTS. Section 6 (Subtenant Improvement Costs) of the Sublease hereby is deleted in its entirety.

         8. EARLY TERMINATION. Section 11 (Early Termination) of the Sublease hereby is deleted in its entirety.

         9. SECURITY DEPOSIT. Subtenant shall deliver to Sublandlord upon execution of this First Amendment $84,000 (two (2) months of Basic Rent) ("Subtenant's Security Deposit"), such sum to be held by Sublandlord as security for the performance of Subtenant's obligations under this Sublease. Upon the occurrence of any default by Subtenant hereunder after expiration of any applicable grace or cure periods, Subtenant agrees that Sublandlord may apply all or any part of Subtenant's Security Deposit, together with accrued interest, if any, to any obligation of Subtenant hereunder. Such application shall not excuse the default of Subtenant hereunder. If all or any portion of Subtenant's Security Deposit is applied by Sublandlord against any of Subtenant's obligations hereunder, Subtenant shall promptly restore Subtenant's Security Deposit to its original amount. Interest on Subtenant's Security Deposit shall in all instances be retained by Sublandlord. Sublandlord shall, promptly after the expiration or earlier termination of the Sublease and after Subtenant has vacated the Subleased Premises, return to Subtenant (or, at Sublandlord's option, to the last assignee, if any, of Subtenant's interest herein), that portion of the Subtenant's Security Deposit not used or applied by Sublandlord.

         10. OTHER AMOUNTS. Subtenant and Sublandlord agree that no amounts under the Sublease are due or will become due with respect to any periods ending on or before the date of this First Amendment.

         11. DEFAULT. In the event of a default under this Sublease, as amended, by Subtenant, all past and future rent payment obligations provided for in this Sublease for the remaining term hereunder will accelerate and become immediately due and will be paid to the time of the default, together with such reasonable costs as Sublandlord may incur for attorneys' fees and costs, and putting the premises in good order, condition and repair.



                            [Signatures on Next Page]



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         IN WITNESS WHEREOF, the parties have executed this Sublease as an instrument under seal as of the date first written above.

                                   SUBLANDLORD:

                                   CMGI, INC. a Delaware corporation


                                   By: /s/ Thomas Oberdorf
                                       -----------------------------------------
                                       Name:  Thomas Oberdorf
                                       Title: Chief Financial Officer


                                   SUBTENANT:

                                   ENGAGE, INC., a Delaware
                                   corporation


                                   By: /s/ Daniel M. Carroll
                                       -----------------------------------------
                                       Name:  Daniel M. Carroll
                                       Title: Vice President and General Counsel


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                                    EXHIBIT A

                                   PRIME LEASE

                                 [See Attached]





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                                    EXHIBIT B

                                    SUBLEASE






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                                    EXHIBIT C

                  PRIME LANDLORD CONSENT TO SUBLEASE AMENDMENT


         The undersigned, as landlord under the Prime Lease, hereby consents to this First Amendment of Sublease.


                                  LANDLORD

                                  ANDOVER MILLS REALTY LIMITED
                                  PARTNERSHIP, a Massachusetts limited
                                  partnership

                                  By: Brickstone Square Realty, Inc., a
                                      Massachusetts corporation, general partner


                                      By:  _____________________________________
                                           Name:
                                           Its:




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                                    EXHIBIT D

                                  FLOOR PLAN OF
                               SUBLEASED PREMISES




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